Exhibit 10.1
PRIVATE PLACEMENT PURCHASE AGREEMENT
This Private Placement Purchase Agreement (the "Agreement"), dated as of August 29, 2017, is entered into by and among Sierra Investments Inc., a Marshall Islands corporation ("Sierra"), SPII Holdings Inc., a Marshall Islands corporation ("SPII Holdings"), Mountain Investments Inc., a Marshall Islands corporation ("Mountain"), Sifnos Shareholders Inc., a Marshall Islands corporation ("Sifnos," and together with Sierra, SPII Holdings, and  Mountain, the "Investors," and individually an "Investor"), and DryShips Inc., a Marshall Islands corporation (the "Company").
WITNESSETH:
WHEREAS, Sierra is an entity affiliated with the Company's Chairman and Chief Executive Officer, Mr. George Economou ("Mr. Economou") and is the lender under the Company's senior unsecured credit facility, dated May 23, 2017, as amended (the "Sierra Credit Facility"), which as of the date hereof has a principle balance outstanding of $200 million;
WHEREAS, SPII Holdings is an entity affiliated with Mr. Economou and owns five hundred (500) issued and outstanding registered shares with a par value of twenty U.S. dollars ($20.00) per share (the "SPI Shares") of Shipping Pool Investors Inc., a Marshall Islands corporation ("SPI"), representing all of the issued and outstanding shares of capital stock of SPI;
WHEREAS, SPI is a member of Heidmar Holdings LLC, a Delaware limited liability company ("Heidmar"), and in connection therewith, SPI (a) owns 49 Class A Units of Heidmar, which represents 49% of the total issued equity interests of Heidmar (the "Heidmar Membership Interest") (b) is a party to that certain Third Amended and Restated Operating Agreement of Heidmar, dated as of September 4, 2009, among SPI, Heidmar, Heidmar Group Inc. and certain other individuals (as the same may be amended, modified, supplemented or restated from time to time, the "Heidmar Operating Agreement"), and (c) is a party to that certain Registration Rights Agreement, dated as of May 1, 2008, among SPI, Heidmar Group Inc. and Heidmar Inc. (as the same may be amended, modified, supplemented or restated from time to time, the "Heidmar Registration Rights Agreement");
WHEREAS, Mountain is an entity affiliated with Mr. Economou and is the holder of certain participation rights set forth in the Deed of Participation dated May 23, 2017 issued by the Company (the "Participation Rights");
WHEREAS, Sifnos is an entity affiliated with Mr. Economou and is the owner of certain Series D preferred shares (the "Series D Preferred Shares") of the Company (which shares carry 100,000 votes per share);
WHEREAS, the Investors are "Affiliates" (which means with respect to any Person any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the U.S. Securities Act of 1933, as amended ("Securities Act")) of the Company; and

WHEREAS, the Company desires to issue and sell, and the Investors desire to purchase, upon the terms and conditions set forth in this Agreement, an aggregate of 36,363,636 shares of common stock, par value $0.01 per share, of the Company (the "Private Placement Shares" and each, a "Private Placement Share") for $100 million (the "Private Placement Aggregate Purchase Price"), or $2.75 per share (the "Private Placement Per Share Purchase Price").
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.          Purchase and Sale of Private Placement Shares.
1.1          Sale and Purchase of Private Placement Shares. The Company shall issue and sell to the Investors and the Investors shall purchase from the Company, at the Private Placement Purchase Price, the Private Placement Shares on the Closing Date (as defined below).
1.2          Closing; Closing Deliveries.  The closing of the transactions contemplated herein (the "Closing") shall take place in the following order and simultaneously with the execution of this Agreement at the offices of the  Company in Athens, Greece on the date hereof (the "Closing Date"):
(a) SPII Holdings shall have delivered to the Company: (i) all stock certificates representing the SPI Shares, accompanied by stock powers duly executed by the Seller in blank and any other duly executed instruments of transfer required to transfer the SPI Shares to the Company, and (ii) all stock books, stock ledgers, minute books, corporate seals and all other corporate records of SPI (the "Corporate Records");
(b) Mountain shall have delivered to the Company a termination notice issued by the Company in a form acceptable to the Company relating to the termination of the Participation Rights;
(c) the Series D Preferred Shares held by Sifnos shall have been cancelled and recorded with the Company's transfer agent;
(d) an amendment to the Sierra Credit Facility in a form acceptable to the Company and such other ancillary documents required to reduce the outstanding principal balance amount of the Sierra Credit Facility by $27,000,000 shall be executed and delivered; and
(e) the Company will then issue (i) 12,000,000 Private Placement Shares to SPII Holdings in exchange for the SPI Shares, representing all of the issued and outstanding shares of capital stock of SPI; (ii) 14,545,454 Private Placement Shares to Mountain in exchange for the termination of the Participation Rights and the cancellation of the Series D Preferred Shares owned by Sifnos; and (iii) 9,818,182 Private Placement Shares to Sierra in exchange for the reduction of the outstanding principal amount of the Sierra Credit Facility by $27,000,000 (the transactions listed in (a) through (e) of this Section 1.2 collectively shall be referred to as the "Transactions").

1.3          Capitalized Terms.  Capitalized terms used in this Agreement have the meanings specified in this Agreement, including as follows:
"Business Day" means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in Athens, Greece or the State of New York are authorized or required by law or other governmental action to close.
"Constitutional Documents" means the documents by which any Person (other than an individual) establishes its legal existence or which govern its internal affairs.
"Governmental Body" means any federal, state, local (including county or municipal) or foreign governmental, regulatory or administrative authority, agency, division, instrumentality, commission, court, judicial or arbitral body or any securities exchange or similar self-regulatory organization.
"Person" means any individual, firm, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, Governmental Body or subdivision thereof or any other entity.
SECTION 2.          Representations and Warranties of the Investors.  Each Investor, except SPII Holdings, represents and warrants to the Company as of the date hereof as follows:
2.1          Accredited Investor Status. At the time each Investor was offered the Private Placement Shares, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501(a) under the Securities Act. Each Investor is able to bear the economic risk of an investment in the Private Placement Shares and, at the present time, is able to afford a complete loss of such investment.
2.2          Investment Intent.  Each Investor understands that the Private Placement Shares are "restricted securities" as such term is used under Rule 144 of the Securities Act and have not been registered under the Securities Act or any applicable state securities law. Each Investor is acquiring the Private Placement Shares as principal for its own account and does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Private Placement Shares (or any securities which are derivatives thereof) to or through any person or entity; each Investor is not a registered broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or an entity engaged in a business that would require it to be so registered as a broker-dealer. Each Investor is acquiring the Private Placement Shares hereunder in the ordinary course of its business.
2.3          Organization; Power.  Each Investor is duly incorporated, validly existing and in good standing under the laws of the Marshall Islands, and has the requisite power to own, lease and operate its respective properties and assets and to conduct its respective businesses as it is now being conducted and as it is currently contemplated to be conducted. Each Investor is not in violation or default of any of the provisions of its respective Constitutional Documents.

2.4          Power, Authorization and Enforceability.  Each Investor has the full right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereunder.  This Agreement has been duly authorized, executed and delivered by each Investor and constitutes the valid and binding obligation of each Investor, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium or other similar laws relating to or affecting the rights of creditors generally and by equitable principles, including those limiting the availability of specific performance, injunctive relief and other equitable remedies and those providing for equitable defense.
2.5          No Conflicts. The execution, delivery and performance by each Investor of this Agreement and the consummation by each Investor of the Transactions contemplated hereby and thereby will not (i) result in a violation of the Constitutional Documents of each Investor, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which each Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment  or decree (including federal and state securities laws) applicable to each Investor, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of each Investor to perform its obligations hereunder.
2.6          No Registration; Legend. Each Investor understands and acknowledges that (i) the offering of the Private Placement Shares pursuant to this Agreement will not be registered under the Securities Act in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act and exempt from registration pursuant to applicable state securities or blue sky laws and, therefore, the Private Placement Shares will be characterized as "restricted securities" under the Securities Act and such laws and may not be sold unless the Private Placement Shares are subsequently registered under the Securities Act and qualified under state law or unless an exemption from such registration and such qualification is available. The Company is not granting any registration rights to the Investors in connection with the Transactions or this Agreement. Further, a legend will be placed on any certificate or book entry notations evidencing the Private Placement Shares stating that such Private Placement Shares have not been registered under the Securities Act and that such Private Placement Shares are subject to restrictions on transferability and sale substantially in the following form:
"THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS AND ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS SET FORTH IN THE PRIVATE PLACEMENT PURCHASE AGREEMENT, DATED AUGUST 29, 2017 BY AND AMONG THE COMPANY AND THE INVESTORS NAMED THEREIN. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT."

2.7          No Solicitation. The Investors have a substantive, pre-existing relationship with the Company and were directly contacted by the Company or the Company's agents in connection with the Transactions. The Investors were not identified or contacted by the Company as a result of a general solicitation including as a result of any advertisement, article, notice or other communication regarding the Private Placement Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.
2.8          Knowledge and Sophistication. Each Investor acknowledges and affirms that, with the assistance of its advisors, it has conducted and completed its own investigation, analysis and evaluation related to the investment in the Private Placement Shares. Each Investor has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Private Placement Shares. Each Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Investor's investment in the Private Placement Shares.
2.9          Consents.  No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Body or any other Person is required to be obtained or made in connection with the execution, delivery and performance by the Investors of this Agreement or the transactions contemplated hereby which has not been obtained by the Investors.
2.10          Proceedings.  There is no action, suit, claim, investigation, litigation, legal, administrative, arbitration or other proceeding pending against any Investor or, to the knowledge of each Investor, threatened against each Investor, nor is any Investor subject to or bound by any outstanding order, judgment, injunction, award or decree of any Governmental Body, which (a) relates to each Investor or any of their respective properties or assets, (b) questions the validity of this Agreement or any of the transactions contemplated hereby or any action taken or to be taken pursuant hereto, or (c) seeks to prohibit, enjoin or otherwise challenge any of the transactions contemplated hereby.
2.11          No Broker Fees.  No broker or finder has acted for any of the Investors in connection with this Agreement or the transactions contemplated hereby and no broker or finder is entitled to any brokerage or finder's fee or other commissions in respect of such transactions based upon agreements, arrangements or understandings made by or on behalf of the Investors.
2.12          Regulation M. Each Investor is aware that the anti-manipulation rules of Regulation M may apply to its trading activities in the Company's securities.
2.13          No Other Representations.   Except for the representations and warranties of the Investors contained in this Section 2, neither the Investors nor any of their respective representatives make any representation or warranty, express or implied, at law or in equity, and any such other representation or warranty is hereby disclaimed.

SECTION 3.          Representations and Warranties of SPII Holdings. SPII Holdings, on behalf of itself and SPI where referenced, represents and warrants to the Company as of the date hereof as follows:
3.1          Accredited Investor Status. At the time SPII Holdings was offered the Private Placement Shares, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501(a) under the Securities Act. SPII Holdings is able to bear the economic risk of an investment in the Private Placement Shares and, at the present time, is able to afford a complete loss of such investment.
3.2          Investment Intent.  SPII Holdings understands that the Private Placement Shares are "restricted securities" as such term is used under Rule 144 of the Securities Act and have not been registered under the Securities Act or any applicable state securities law. SPII Holdings is acquiring the Private Placement Shares as principal for its own account and does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Private Placement Shares (or any securities which are derivatives thereof) to or through any person or entity; SPII Holdings is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer. SPII Holdings is acquiring the Private Placement Shares hereunder in the ordinary course of its business.
3.3          Organization; Power.  SPII Holdings and SPI are duly incorporated, validly existing and in good standing under the laws of the Marshall Islands, and have the requisite power to own, lease and operate their respective properties and assets and to conduct their respective businesses as they are now being conducted and as they are currently contemplated to be conducted. Neither SPII Holdings nor SPI is in violation or default of any of the provisions of its respective Constitutional Documents.
3.4          Power, Authorization and Enforceability.  SPII Holdings has the full right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereunder.  This Agreement has been duly authorized, executed and delivered by SPII Holdings and constitutes the valid and binding obligation of SPII Holdings, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium or other similar laws relating to or affecting the rights of creditors generally and by equitable principles, including those limiting the availability of specific performance, injunctive relief and other equitable remedies and those providing for equitable defense.
3.5          No Registration; Legend. SPII Holdings understands and acknowledges that (i) the offering of the Private Placement Shares pursuant to this Agreement will not be registered under the Securities Act in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act and exempt from registration pursuant to applicable state securities or blue sky laws and, therefore, the Private Placement Shares will be characterized as "restricted securities" under the Securities Act and such laws and may not be sold unless the Private Placement Shares are subsequently registered under the Securities Act and qualified under state law or unless an exemption from such registration and such qualification is available. The Company is not granting any registration rights to SPII Holdings in connection with the Transactions or this Agreement. Further, a legend will be placed on any certificate or book entry notations evidencing the Private Placement Shares stating that such Private Placement Shares have not been registered under the Securities Act and that such Private Placement Shares are subject to restrictions on transferability and sale substantially in the following form:

"THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS AND ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS SET FORTH IN THE PRIVATE PLACEMENT PURCHASE AGREEMENT, DATED AUGUST 29, 2017 BY AND AMONG THE COMPANY AND THE INVESTORS NAMED THEREIN. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT."
3.6          No Solicitation. SPII Holdings has a substantive, pre-existing relationship with the Company and was directly contacted by the Company or the Company's agents in connection with the Transactions. SPII Holdings was not identified or contacted by the Company as a result of a general solicitation including as a result of any advertisement, article, notice or other communication regarding the Private Placement Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.
3.7          Knowledge and Sophistication. SPII Holdings acknowledges and affirms that, with the assistance of its advisors, it has conducted and completed its own investigation, analysis and evaluation related to the investment in the Private Placement Shares. SPII Holdings has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Private Placement Shares. SPII Holdings has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of SPII Holdings' investment in the Private Placement Shares.
3.8          Proceedings.  There is no action, suit, claim, investigation, litigation, legal, administrative, arbitration or other proceeding pending against SPII Holdings or SPI or, to the knowledge of SPII Holdings, threatened against SPII Holdings or SPI, nor is SPII Holdings or SPI subject to or bound by any outstanding order, judgment, injunction, award or decree of any Governmental Body, which (a) relates to SPII Holdings or SPI or any of their respective properties or assets, (b) questions the validity of this Agreement or any of the transactions contemplated hereby or any action taken or to be taken pursuant hereto, or (c) seeks to prohibit, enjoin or otherwise challenge any of the transactions contemplated hereby.
3.9          No Broker Fees.  No broker or finder has acted for SPII Holdings or SPI in connection with this Agreement or the transactions contemplated hereby and no broker or finder is entitled to any brokerage or finder's fee or other commissions in respect of such transactions based upon agreements, arrangements or understandings made by or on behalf of SPII Holdings or SPI.
3.10          Regulation M. SPII Holdings is aware that the anti-manipulation rules of Regulation M may apply to its trading activities in the Company's securities.

3.11          Capitalization.  The SPI Shares represent all of the authorized capital stock of SPI.  All of the SPI Shares are duly authorized, validly issued, fully paid and non-assessable and are owned legally and beneficially by SPII Holdings. Other than as set forth in this Agreement, the Constitutional Documents of SPI, the Heidmar Operating Agreement or the Heidmar Registration Rights Agreement, there is no subscription, option, warrant, preemptive right, call right or other right, agreement or commitment of any nature relating to the voting, issuance, sale, delivery or transfer of the SPI Shares or any other equity or voting interests in SPI, or of any securities convertible into or exchangeable or exercisable for such stock or interests, granted or issued by or binding upon SPII Holdings or SPI, and there is no obligation on the part of SPII Holdings or SPI to grant, extend or enter into any of the foregoing. There are no outstanding contractual obligations of SPII Holdings or SPI to repurchase, redeem or otherwise acquire any outstanding SPI Shares or any other equity or voting interests in SPI.  There are no outstanding or authorized stock appreciation, phantom stock, profit participation or similar rights with respect to the SPI Shares or any other equity or voting interests in SPI. No claim has been made or, to the knowledge of SPII Holdings, threatened against SPII Holdings or SPI asserting that any Person other than SPII Holdings is the holder or beneficial owner of the SPI Shares or any other equity or voting interests in the Company.
3.12          No Conflicts.  The execution, delivery and performance of this Agreement, the sale, transfer, assignment and delivery of the SPI Shares, execution of the Transactions and the compliance with the provisions hereof, by SPII Holdings, do not and will not, with or without the passage of time or the giving of notice or both, (a) result in a violation of or a conflict with any provision of the Constitutional Documents of SPII Holdings, SPI or the Heidmar Operating Agreement or any other agreement SPI or SPII Holdings is a party to, (b) result in a material violation of any provision of law, statute, ordinance, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any Governmental Body, or (c) result in a material breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any lien, security interest, charge, option or encumbrance ("Liens") upon any of the properties or assets of SPII Holdings or SPI under, any note, indenture, mortgage or lease, or any other contract, instrument, document or agreement, to which SPII Holdings or SPI is a party or by SPII Holdings or SPI or any of their respective properties are bound or affected. Notwithstanding the foregoing, if SPII Holdings, its Affiliates, Heidmar, or any of their respective Affiliates seek to acquire, recover or otherwise obtain the SPI Shares from the Company without its consent, it shall be deemed a material breach by SPII Holdings under this Agreement.
3.13          Title to Shares.  SPII Holdings owns and holds the SPI Shares free and clear of all Liens (other than any limitations or restrictions arising under the Heidmar Operating Agreement or any applicable securities laws). At the Closing, SPII Holdings will transfer, assign and deliver good and marketable title to the SPI Shares to the Company, free and clear of all Liens (other than any limitations or restrictions arising under the Heidmar Operating Agreement or any applicable securities laws).
3.14          Consents.  No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Body or any other Person is required to be obtained or made in connection with the execution, delivery and performance by SPII Holdings of this Agreement or sale and purchase of the SPI Shares contemplated hereby.

3.15          No Other Business.  SPII Holdings has no assets other than the Heidmar Membership Interest which it owns indirectly through its ownership of SPI.  SPI owns and holds the Heidmar Membership Interest free and clear of all Liens (other than any limitations or restrictions arising under the Heidmar Operating Agreement, the Heidmar Registration Rights Agreement or any applicable securities laws). Except as set forth in the Heidmar Operating Agreement or the Heidmar Registration Rights Agreement, SPI has no material liabilities or obligations of any kind. SPI is not in default under the Heidmar Operating Agreement or the Heidmar Registration Rights Agreement, nor does an event exist which, with the giving of notice or lapse of time or both, would constitute such a default. To SPII Holdings' knowledge, all other parties to the Heidmar Operating Agreement and the Heidmar Registration Rights Agreement are in compliance with the terms thereof. During the six (6) months immediately prior to the Closing Date, neither SPII Holdings nor SPI has received any written notice from Heidmar made pursuant to the Operating Agreement which has not been previously disclosed to the Company.
3.16          No Other Representations.  Except for the representations and warranties of SPII Holdings and SPI contained in this Section 3, neither SPII Holdings nor SPI nor any of their respective representatives makes any representation or warranty, express or implied, at law or in equity, and any such other representation or warranty is hereby disclaimed.
SECTION 4.          Representations and Warranties of the Company. The Company represents and warrants to the Investors as of the date hereof as follows:
4.1          Organization.  The Company is duly incorporated, validly existing and in good standing under the laws of the Marshall Islands, and has the requisite power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted and as it is currently contemplated to be conducted.
4.2          Power, Authorization and Enforceability.  The Company has the full right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereunder. This Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium or other similar laws relating to or affecting the rights of creditors generally and by equitable principles, including those limiting the availability of specific performance, injunctive relief and other equitable remedies and those providing for equitable defense.
4.3          Issuance, Sale and Delivery of the Private Placement Shares.  The Private Placement Shares have been duly authorized by the Company, and when issued and delivered by the Company against payment therefor as contemplated by this Agreement, the Private Placement Shares will be validly issued, fully paid and nonassessable, and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, and will conform to the description of the Common Stock contained in the SEC Reports (as defined below). No anti-dilution or similar adjustments with respect to the Common Stock or securities convertible into or exercisable or exchangeable for Common Stock will occur or be required as a result of the issuance and sale of Private Placement Shares by the Company.

4.4          No Conflicts. The execution, delivery and performance of this Agreement, the compliance with the provisions hereof by the Company, and the purchase of the Shares, do not and will not, with or without the passage of time or the giving of notice or both, (a) result in a violation of or a conflict with any provision of the Constitutional Documents of the Company, (b) result in a material violation of any provision of law, statute, ordinance, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any Governmental Body, or (c) result in a material breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any Lien upon any of the properties or assets of the Company under, any note, indenture, mortgage or lease, or any other contract, instrument, document or agreement, to which the Company is a party or by which it or any of its property is bound or affected.
4.5          SEC Filings.  The Company has timely filed all forms, reports, statements, certifications, and other documents required to be filed by it with the U.S. Securities and Exchange Commission (the "SEC") under the Exchange ("SEC Reports"). None of the SEC Reports when filed with the SEC and, if amended, as of the date of the amendment, contained any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference or necessary in order to make the statements that are made in them, in the light of the circumstances under which they were made, not misleading.
4.6          Consents.  No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Body or any other Person is required to be obtained or made in connection with the execution, delivery and performance by the Company of this Agreement or the transactions contemplated hereby which has not been obtained by the Company.
4.7          Proceedings.  Except as disclosed in public filings with the SEC, there is no action, suit, claim, investigation, litigation, legal, administrative, arbitration or other proceeding pending against the Company or, to the knowledge of the Company, threatened against the Company, nor is the Company subject to or bound by any outstanding orders, judgments, injunctions, awards or decrees of any Governmental Body, which (a) questions the validity of this Agreement or any of the transactions contemplated hereby or any action taken or to be taken pursuant hereto, or (b) seeks to prohibit, enjoin or otherwise challenge any of the transactions contemplated hereby.
4.8          No Broker Fees.  No broker or finder has acted for the Company in connection with this Agreement or the transactions contemplated hereby, and no broker or finder is entitled to any brokerage or finder's fee or other commissions in respect of such transactions based upon agreements, arrangements or understandings made by or on behalf of the Company.
4.9          No Other Representations.   Except for the representations and warranties of the Company contained in this Section 4, neither the Company nor any of its representatives makes any representation or warranty, express or implied, at law or in equity, and any such other representation or warranty is hereby disclaimed.

SECTION 5.          Restriction on Sale of Private Placement Shares. The Investors agree that they will not, without the prior written consent of the Company (which consent may be withheld in its sole discretion), directly or indirectly, (1) sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, assign transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of any securities of the Company, which for the elimination of any doubt includes the Private Placement Shares (collectively, "Company Securities"), options or warrants to acquire Company Securities, or securities exchangeable or exercisable for or convertible into Company Securities currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by the Investors or their Affiliates, (2) enter into any swap, hedge or similar arrangement or agreement that transfers, in whole or in part, the economic risk of ownership of all or any part of Company Securities, or securities exchangeable or exercisable for or convertible into Company Securities currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by the Investors regardless of whether any such transaction is to be settled in securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Company Securities or securities exchangeable or exercisable for or convertible into Company Securities or any other securities of the Company or (4) or publicly announce an intention to do any of the foregoing, for a period (the "Lock-Up Period") commencing on the date of this Agreement and ending on the close of trading on the date that is six (6) months after of the closing of the Company's offering to each holder of its common stock as of August 29, 2017 of non-transferable rights to subscribe for and purchase such number of additional shares of common stock at a subscription price per share of $2.75 constituting an aggregate offering amount of $100.0 million (the "Rights Offering"), provided however that if the Rights Offering is not commenced on or before October 15, 2017, then the Lock-Up Period shall end on the close of trading on the date that is six (6) months after the date of this Agreement. For purposes of clarification, this Section 5 shall not prohibit transfers of the Private Placement Shares to an Affiliate of an Investor, without the consent of the Company, provided that such Investor receives a lock-up agreement for the balance of the Lock-Up Period from any such Affiliate.
SECTION 6.          Miscellaneous.
6.1          Covenants. Each Investor, in connection with this Agreement, agrees to timely file with the SEC the information, documents and reports that each Investor is required to file pursuant to Sections 13(d) and 13(g) of the Exchange Act and the rules promulgated thereunder.
6.2          Survival of Representations, Warranties and Covenants. The representations, warranties and covenants of each of the parties under this Agreement shall survive the Closing indefinitely.

6.3          Indemnification; Exclusive Remedy; Purchase Price Adjustment.
(a)          Each party shall indemnify, defend and hold harmless the other party from and against all liabilities, losses, and damages, together with all reasonable costs and expenses related thereto (including, without limitation, legal and accounting fees and expenses) based upon or arising out of (i) any inaccuracy or breach of any representation or warranty of such indemnifying party herein, and (ii) any breach of any covenant or agreement of such indemnifying party herein. Notwithstanding anything herein to the contrary, no party hereto shall be liable for (x) any consequential, special, indirect or exemplary damages, in each case, that are not reasonably foreseeable, or (y) punitive damages, except, in the case of each of clauses (x) and (y), if such damages are payable by the indemnified party to a third party.  Notwithstanding anything to the contrary contained in this Agreement, neither the Company's nor the Investors' aggregate total liability and indemnification obligations hereunder shall exceed the sum of the Private Placement Aggregate Purchase Price.
(b)          Except as may be otherwise specifically provided elsewhere in this Agreement, other than in respect of the claims resulting from fraud arising out of this Agreement or the right to seek specific performance for a breach of a covenant or agreement to be performed by a party hereto following the Closing, the provisions of Section 6.3(a) shall be the sole and exclusive remedy of the parties hereto with respect to any and all claims arising out of or in connection with a breach of any representation, warranty, covenant or agreement made by the Company or the Investors in this Agreement.
(c)          All indemnification payments under this Agreement shall be deemed to be adjustments to the Private Placement Aggregate Purchase Price for United States federal, state and local income tax purposes, unless otherwise required by applicable law.
6.4          Notices.  All notices, requests, demands and instructions hereunder shall be in writing and shall be delivered by hand or by an overnight courier service or shall be sent by facsimile or electronic mail to the address for such party set forth below:
If to the Investors:
Sierra Investments Inc.
c/o MARE SERVICES LIMITED
5/1 Merchants Street, Valletta VLT
1171, Malta
Attn: Mare Services Limited
Tel: (+356) 21 222 097
Fax: (+356) 21 249 950
E-mail: info@cefaiadvocates.com

SPII Holdings Inc.
c/o OMEGA SERVICES LIMITED
5/1 Merchants Street, Valletta VLT
1171, Malta
Attn: OmegaServices Limited
Tel: (+356) 21 222 097
Fax: (+356) 21 249 950
E-mail: info@cefaiadvocates.com

Mountain Investments Inc.
c/o MARE SERVICES LIMITED
5/1 Merchants Street, Valletta VLT
1171, Malta
Attn: Mare Services Limited
Tel: (+356) 21 222 097
Fax: (+356) 21 249 950
E-mail: info@cefaiadvocates.com

Sifnos Investments Inc.
c/o MARE SERVICES LIMITED
5/1 Merchants Street, Valletta VLT
1171, Malta
Attn: Mare Services Limited
Tel: (+356) 21 222 097
Fax: (+356) 21 249 950
E-mail: info@cefaiadvocates.com

If to the Company:	DryShips Inc. 109 Kifisias Avenue and Sina Street 151 24, Marousi Athens, Greece Attn: Dimitris Dreliozis E-mail: CFO@dryships.com

Whenever any notice is required to be given hereunder, such notice shall be deemed given only when such notice is delivered by hand or, if delivered by an overnight courier service, one (1) Business Day following the date on which such communication is sent, or, if sent by facsimile or electronic mail, upon confirmed receipt, unless otherwise expressly specified or permitted by the terms hereof.  Whenever any notice is required to be given by law or this Agreement, a written waiver thereof signed by the Person entitled to such notice, whether before or after the time stated at which such notice is required to be given, shall be deemed equivalent to the giving of such notice.
6.5          Assignment; Third Party Beneficiaries.  This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns, provided, however, that a party may not assign this Agreement without the prior written consent of the other party. All of the terms and provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns, and it is not the intention of the parties to confer third party beneficiary rights upon any other Person.
6.6          Entire Agreement.  This Agreement along with the definitive documents relating to the Transactions set forth in Section 1.2 hereof constitute the entire agreement among the parties hereto with respect to the subject matter hereof.  This Agreement supersedes any prior agreements or understandings among the parties with respect to the subject matter hereof.

6.7          Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced as a result of any rule of law or public policy, all other terms and other provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated by this Agreement are fulfilled to the greatest extent possible.
6.8          Amendments and Waivers.  Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by any party from the terms of any provision of this Agreement, shall be effective (a) only if it is made or given in writing and signed by each party and (b) only in the specific instance and for the specific purpose for which made or given.
6.9          Headings.  Headings contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provision hereof.
6.10          Interpretation.  Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine and neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.  The use in this Agreement of the term "including" means "including without limitation."  Any reference in this Agreement to "$" is to U.S. Dollars.  If any payment is required to be made or other action is required to be taken pursuant to this Agreement on a date which is not a Business Day, then such payment or action shall be made or taken on the next Business Day.
6.11          Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.
6.12          Waiver of Jury Trial.  The parties hereby waive trial by jury in any judicial proceeding to which they are parties involving, directly or indirectly, any matter arising out of, related to or in connection with this Agreement.
6.13          Expenses.  Each of the parties agrees to pay its own expenses incident to this Agreement and the performance of its obligations hereunder.
6.14          Further Assurances.  Each of the Company and the Investors agree that they will use their commercially reasonable efforts to close the transactions contemplated hereby by the Closing Date. From and after the Closing, upon the request of a party, the other party will execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

6.15          Termination. This Agreement may be terminated and the sale and purchase of the Private Placement Shares abandoned at any time prior to the Closing by either the Company or any Investor if the Company or any Investor fail or neglect to perform, keep, or observe any material term, provision, condition, covenant, or agreement contained in this Agreement. Nothing in this Section 6.15 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.
6.16          Counterparts.  This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.  This Agreement shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that the parties need not sign the same counterpart.  Facsimile or portable document format (PDF) signatures shall be treated as original signatures for all purposes hereunder.
- Remainder of Page Intentionally Left Blank -

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above-written.

THE INVESTORS:

SIERRA INVESTMENTS INC.

BY MARE SERVICES LTD AS SOLE DIRECTOR

By:  /s/ Dr. Adriano Cefai
Name: Dr. Adriano Cefai
Title: Director of Mare Services Ltd

SPII HOLDINGS INC.

BY OMEGA SERVICES LIMITED AS SOLE DIRECTOR

By:  /s/ Dr. Adriano Cefai
Name: Dr. Adriano Cefai
Title: Director of Omega Services Limited

MOUNTAIN INVESTMENTS INC.

BY MARE SERVICES LTD AS SOLE DIRECTOR

By:  /s/ Dr. Adriano Cefai
Name: Dr. Adriano Cefai
Title: Director of Mare Services Ltd

SIFNOS SHAREHOLDERS INC.

BY MARE SERVICES LTD AS SOLE DIRECTOR

By:  /s/ Dr. Adriano Cefai
Name: Dr. Adriano Cefai
Title: Director of Mare Services Ltd

THE COMPANY:

DRYSHIPS INC.

By:  /s/ Dimitris Dreliozis
Name: Dimitris Dreliozis
Title: Vice President of Finance